UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (Date of Earliest Event Reported): October 1, 2018 Date of Amendment: December 11, 2018

AEROCENTURY CORP.

_____________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310 Burlingame, CA		94010
(Address of principal executive offices)		(Zip Code)

(650)-340-1888
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has not elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by AeroCentury Corp. (“AeroCentury”) on October 1, 2018 (the "Original Form 8-K"), to include the historical financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of JetFleet Holding Corp. (“JetFleet”).  No other modification to the Original Form 8-K is being made by this Current Report on Form 8-K/A.  The financial statements and information filed herewith should be read in conjunction with the Original Form 8-K , and the information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference in this Current Report on Form 8-K/A
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial statements of businesses acquired
The Audited Consolidated Financial Statements of JetFleet as of and for the years ended December 31, 2016 and December 31, 2017, and the nine months ended September 30, 2017, with independent auditors’ reports thereon, are filed as Exhibits 99.1,  99.2, and 99.3,  respectively, to this Current Report on Form 8-K/A. The Unaudited Condensed Consolidated Financial Statements of JetFleet as of September 30, 2018, and for the nine months ended September 30, 2018 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.
(b) Pro forma financial information
The Unaudited Pro Forma Condensed Combined Financial Information of AeroCentury as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 is filed as Exhibit 99.5 to this Current Report on Form 8-K/A.

(c) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of JetFleet as of and for the year ended December 31, 2016
99.2	Audited Consolidated Financial Statements of JetFleet as of and for the year ended December 31, 2017
99.3	Audited Consolidated Financial Statements of JetFleet as of and for the nine months ended September 30, 2017
99.4	Unaudited Condensed Consolidated Financial Statements of JetFleet as of and for the nine months ended September 30, 2018
99.5	Unaudited Pro Forma Condensed Combined Financial Information of AeroCentury as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 11, 2018

AEROCENTURY CORP.
By: /s/ Toni M. Perazzo
Toni M. Perazzo
Sr. Vice President & Chief Financial Officer